Exhibit 10.1
                                  I-TRAX, INC.
                                One Logan Square
                         130 N. 18th Street, Suite 2615
                             Philadelphia, PA 19103

                                                                February 7, 2001

Stuart Ditchek
A. David Fishman
Granton Marketing Nederland BV
iSummit Partners, LLC
d/b/a MyFamilyMD
c/o Stuart Ditchek, MD, Chairman
1834 East 28 Street
Brooklyn, New York 11229

        Re: Contribution and Exchange Agreement by and among I-Trax.com, Inc. and I-trax, Inc., on the one hand, and Stuart Ditchek, A. David Fishman, Granton Marketing Nederland BV, and iSummit Partners, LLC, on the other hand, dated as of September 22, 2000

Gentlemen:

         Reference is made to the above referenced Contribution and Exchange Agreement ("Exchange Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Exchange Agreement.

         On the date hereof the Parties are affecting the Closing of the Contribution. In connection with the Closing and as a condition thereto, the Parties hereby desire to amend the Exchange Agreement in the manner provided below. Accordingly, the Parties, intending to be legally bound, hereby acknowledge and agree as follows:

         1. Consideration Shares. Effective as of the date hereof, the Holding Company is delivering to Steven P. Shelov, M.D., M.S., FAAP, a consultant to MyFamilyMD, a Nonqualified Stock Option Grant pursuant to which Dr. Shelov may acquire from the Holding Company an aggregate of up to 50,000 Shares at an exercise price of $2.00 per Share (the "Grant"). It is the intent of the Parties that the Grant is made is substitution of all other option grants by MyFamilyMD to Dr. Shelov made prior to the date hereof. As consideration for the Grant, the number of Consideration Shares shall be reduced from 4,272,500 to 4,222,500.

         2. Conditions to Closing.

               (a) I-trax and the Holding Company hereby waive the conditions to Closing set forth in Sections 9(a)(vii) and 9(a)(viii) of the Exchange Agreement.

               (b) The Members hereby waive the conditions to Closing set forth in Sections 9(b)(vi) and 9(b)(vii) of the Exchange Agreement.

               (c) I-trax and the Holding Company hereby consent that the certificate referenced in Section 9(a)(v) of the Exchange Agreement will be delivered by MyFamilyMD and not the Members and the certificate referenced in
Section 9(a)(xiii) of the Exchange Agreement shall be delivered by a single Member.

                  Except as set forth in this letter agreement, the Exchange Agreement shall remain in full force and effect and references in this Exchange Agreement to "this Agreement", "the Agreement", "hereunder", "herein", "hereof" and words of like effect shall mean the Exchange Agreement as so amended by this letter agreement. This Letter Agreement may be executed in one or more counterparts and/or by facsimile, all of which taken together shall constitute one instrument.


                   [Signatures appear on the following page.]

         If this letter agreement is acceptable to MyFamilyMD and the Members, please signify in the space provided below.

                                                   Sincerely,

I-TRAX.COM, INC.                                   I-TRAX, INC.


/s/ Frank A. Martin                                /s/ Frank A. Martin
-------------------                                -------------------
Name: Frank A. Martin                              Name: Frank A. Martin
Title: Chairman and                                Title: Chairman and
    Chief Executive Officer                            Chief Executive Officer

Accepted, Acknowledged
 and Agreed to:

ISUMMIT PARTNERS, LLC

By: /s/ Stuart Ditchek
Name: Stuart Ditchek
Title:   Chairman

/s/ Stuart Ditchek
Stuart Ditchek

/s/ A. David Fishman
    -----------------
A. David Fishman


Granton Marketing Nederland BV

By: /s/ Colin Gerrard
        --------------
Name:
Title: